THE CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

P I O N E E R S   I N   S M A L L   C A P   I N V E S T I N G

Managed by Partners William C. Martindale and Robert M. Mitchell of Conestoga Capital Advisors located in Radnor, PA, the Conestoga Small Cap Fund provides investors with access to the firm’s expertise in small cap management. The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. For additional information, please go to www.conestogacapital.com or contact Mark S. Clewett, Director of Institutional Sales and Client Services, at 1-800-320-7790.

Performance as of 12-31-10:

	Quarter to Date	Year to Date	1 Year	2 Years	3 Years	5Years	7 Years	Since Inception
Conestoga Fund Russell 2000 Growth	14.73% 17.11%	23.99% 29.09%	23.99% 29.09%	26.51% 31.75%	5.15% 2.18%	6.25% 5.30%	7.68% 6.37%	10.94% 11.35%
Russell 2000 Index	16.25%	26.85%	26.85%	27.01%	2.22%	4.47%	6.36%	11.02%

Sector

Consumer Discretionary

5.68%

Energy

8.14%

Financial Services

10.91%

Health Care

19.83%

Materials & Processing

3.21%

Producer Durables

21.59%

Technology

27.85%

Cash

2.79%

100%

Characteristics as of 12-31-10:

	Conestoga Fund	Russell 2000 Index
P/E (1 Yr Fwd excl Neg)	23.0x	16.3x
P/E (1 Yr. Forward)	23.0x	18.7x
Earnings Growth	21.4%	14.2%
PEG Ratio	1.0	1.2
ROE	17.7%	9.3%
Weighted Avg. Market Cap.	$ 1,310 Mil	$ 1,055 Mil
Long-Term Debt/Capital	4%	37%
Dividend Yield	0.70%	1.22%
Number of Holdings	46	N/A

Expense Ratio:

Management Fee	1.20%
Other Expenses	0.09%
12b-1 Fee	0.00%
Fee Waiver/ Expense Reimbursement	-0.19%
Total Fees	1.10%

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria.  Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

 Portfolio Management Team

Managed since inception by Partners William C. Martindale Jr. and Robert M. Mitchell of Conestoga Capital Advisors LLC.  The team has worked together since 1995 researching and managing small cap stocks.  William C. Martindale Jr. has over 40 years of   specialized experience managing small cap portfolios.  Mr. Mitchell has over 15 years investment experience.  The team is supported with research from Managing Partners Joseph F. Monahan, CFA, and David M. Lawson, CFA, each of whom have over 25 years investment experience.

Top Ten Equity Holdings as of 12-31-10

1.

CoStar Group Inc.

4.45%

2.

Sun Hydraulics Corp

4.15%

3.

Bottomline Technologies

3.65%

4.

Simpson Manufacturing Co.

3.21%

5.

Raven Industries Inc.

3.15%

6.

NVE Corp

3.10%

7.

Hittite Microwave Inc.

3.06%

8.

Advent Software Inc.

3.06%

9.

Carbo Ceramics

2.99%

10.

Meridian Bioscience Inc.

2.84%

*Total Percent of Portfolio:      33.66%

Fund Information

Ticker

CCASX

Cusip

207019100

Total Fund Assets (as of date)

$90.7 Mil

Inception Date

10/1/2002

Fiscal Year End

9/30

For Additional Information:  Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at msclewett@conestogacapital.com . You may also visit us on the web at www.conestogacapital.com

Disclosures: * Top Ten Equity Holdings as a percent of the Fund assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga    Capital Advisors for additional instructions. Conestoga Small Cap Fund and Russell 2000 characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

Conestoga Capital Advisors  •  259 N. Radnor-Chester Road  •  Radnor Court, Suite 120  •  Radnor, PA 19087

Phone: 484-654-1380  •   Fax: 610-225-0533  •  www.conestogacapital.com